                                                                    Exhibit 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                            Section 302 Certification

                       I, RANDALL H. PIERCE, certify that:

(1) I have  reviewed  this report on Form 10-K/A of LONE STAR  STEAKHOUSE  &
SALOON, INC, a Delaware corporation (the "registrant");

(2) Based on my knowledge,  this report does not contain any untrue statement of a  material  fact  or omit  to  state a  material  fact  necessary  to make  the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

(3)  Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this annual  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

(4)  The  registrant's  other  certifying  officers  and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this annual report is being prepared;

     (b)  Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based of such evaluation; and

     (c)  Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting.

(5) The registrant's other certifying officer and I have disclosed, based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

     (a)  all significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  affect  the  registrant's  ability  to  record, process, summarize and report financial information; and

     (b)  any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

Date:       April 28, 2004
                                                By: /s/ Randall H. Pierce
                                                   -----------------------------
                                                   Randall H. Pierce
                                                   Chief Financial Officer